UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 15, 2023

Skyward Specialty Insurance Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41591	14-1957288
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

800 Gessner Road, Suite 600 Houston, Texas (Address of principal executive offices and zip code)	77024-4284 (Zip Code)

(713) 935-4800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01	SKWD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensator Arrangements of Certain Officers

On May 15, 2023, the board of directors (“Board”) of Skyward Specialty Insurance Group, Inc., a Delaware corporation (the “Company,” “we,” or “our”), appointed Anthony J. Kuczinski to our Board, effective August 1, 2023. Mr. Kuczinski will serve as a Class III director with a term expiring at the annual meeting of stockholders to be held in 2025. Mr. Kuczinski was not appointed to any Board committees at this time.

Anthony J. Kuczinski, has 38 years of industry expertise, spending 34 years at Munich Re, serving as President and Chief Executive Officer for 15 years of Munich Reinsurance U.S. Holdings. In addition to his storied career at Munich Re, Kuczinski has assumed numerous leadership positions on the boards of key industry organizations, including The Institutes, Reinsurance Association of America and the American Property Casualty Insurance Association.

In connection with his election to our Board effective August 1, 2023, and in accordance with our independent director compensation policy, which is described in more detail under the heading “Director Compensation” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 14, 2023, and incorporated herein by reference, Mr. Kuczinski will receive a base annual retainer of $50,000 per year, payable quarterly on a pro-rata basis. In addition, in accordance with our independent director compensation policy, we will grant Mr. Kuczinski an annual Restricted Stock Award (“RSA”) valued at $100,000 of Skyward Specialty Insurance Group, Inc. common stock. The RSA will vest in full on the one-year anniversary of the grant date and is valued and subject to the terms and conditions set forth in the Company’s 2022 Long-Term Incentive Plan, a copy of which has been filed as Exhibit 10.4 to the Company’s Registration Statement on Form S-1 (File No. 333-268326) filed with the Securities and Exchange Commission on November 14, 2022. We will also reimburse Mr. Kuczinski for all reasonable expenses in connection with his services to us.

Mr. Kuczinski also executed our standard form of indemnification agreement, a copy of which has been filed as Exhibit 10.6 to the Company’s Registration Statement on Form S-1 (File No. 333-268326) filed with the Securities and Exchange Commission on November 14, 2022.

There is no arrangement or understanding between Mr. Kuczinski and any other persons pursuant to which Mr. Kuczinski was elected as a director. In addition, Mr. Kuczinski is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated May 16, 2023
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYWARD SPECIALTY INSURANCE GROUP, INC.

Date: May 16, 2023	/s/ Leslie Shaunty
Leslie Shaunty
General Counsel